MULTI-LINE
REINSURANCE & INSURANCE
SPECIALTY LINES
PROPERTY
PROPERTY CATASTROPHE
SHORT-TAIL CASUALTY
The Association of Insurance and Financial Analysts
34th Annual Conference - March 3rd, 2009

SAFE HARBOUR STATEMENT

• This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E
 of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to
 Flagstone’s: growth in book value per share or return on equity; business strategy; financial and operating targets or plans; incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; expansion and growth of our business and operations; and
 future capital expenditures.
• These statements are based on certain assumptions and analyses made by Flagstone in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances.
 However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: the risks described in our Annual Report or
 Form 10-Q; claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; the continued availability of capital and financing; general economic, market or business conditions; business opportunities (or lack thereof) that may be presented to it and pursued; competitive forces, including the conduct of other property and casualty insurers and reinsurers; changes in domestic or foreign laws or regulations, or their interpretation, applicable to Flagstone, its competitors or its clients; an economic downturn or other economic conditions adversely affecting its financial position; recorded loss reserves subsequently proving to have been inadequate; other factors, most of which are beyond Flagstone’s control.
• Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Flagstone will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Flagstone or its business or operations. Flagstone assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT US
Flagstone is a multi-line reinsurer and insurer with over
400 talented employees in 13 offices and 10 countries
around the globe dedicated to offering world-class service
and the most comprehensive analysis of risk in the
market.
Flagstone fosters a strong service culture and continually
pushes the boundaries of traditional modeling to provide
better, richer data analysis in a shorter amount of time.
We understand the need for prompt responses to quote
and through the efficiency of our global platform and the
utilization of proprietary technology, we can quickly
respond to clients with informed, data driven risk analysis.
• Leverage our global
 operating platform

• Lead the industry in the
 utilization of proprietary
 analytics

• Expand our strong broker
 and customer relationships
 through industry leading
 service

•       Employ our capital markets
         expertise to optimize our
 return and expand our
 opportunities

• Maintain an energetic
 culture that continuously
 challenges best practices

• Grow fully diluted book
 value per share

• Obtain and maintain “A”
 level ratings from multiples
 agencies

GROWTH. STRENGTH. COMMITMENT.
FSR Strategy:
FSR Objectives:

THE FLAGSTONE DIFFERENCE
From our world-class technology and analytics to our global
team of highly qualified professionals. Growing and diversifying strategically, while keeping a steady eye on our long-term
goals, making sure all our stakeholders - clients, shareholders, employees - benefit from the organization we’ve succeeded in creating and are committed to maintaining. Our difference:
•Global Platform - unique, efficient, and scalable
•Technology - cutting edge analytics for superior service and risk analysis
•Diversification - balanced, conservative and strategic.

Consider the Flagstone difference…

THE FLAGSTONE DIFFERENCE: GLOBAL PLATFORM
Our unique global platform acknowledges the international
nature of our operations . It allows us to allocate our capacity to the most attractive opportunities and to capitalize on the unique strengths of service and staffing available in distinct geographic locations.
Through the efficiency of our global platform, we can source more business worldwide, undertaking the high quality, high
volume and comprehensive risk analysis that helps set
Flagstone apart.
The result is an efficient, scalable, globally present operation that is rich in talent and specialized expertise.
Bermuda. Canada. Cayman Islands. Cyprus. Dubai. India.
Puerto Rico. South Africa. Switzerland. United Kingdom.
Lloyd's
Through the efficiency of
our global platform,
Flagstone is able to:
•  Offer fast, efficient service to
    clients 24 hours a day.
•  Respond rapidly to submissions
•  Source more risks, and be more
    selective in the risks we choose
•  Penetrate local markets - source
    business that wouldn’t typically
    be directed to larger markets
•  Retain more professional talent
    in comparison to companies
    several times our size
UNIQUE. EFFICIENT. SCALABLE

THE FLAGSTONE DIFFERENCE: TECHNOLOGY
At Flagstone we are continually pushing the boundaries of
traditional modeling to provide best in class service. With the use of proprietary systems and analytical resources we can analyze more data, quicker, and with more comprehensive results.
Our innovative MOSAIC system gives our underwriters a
proprietary view of risks. This cutting-edge technology, together with QUARTZ (our proprietary cat models), and CYCLONE (our
high performance computing platform), allow us to analyze more risks, and make more informed underwriting decisions.
These proprietary systems give us an additional view of risk that may differ from commercial models, and consider additional risk factors to provide higher quality risk analysis and exposure aggregation.
• Entire company integrated
 through technology

• Centralized underwriting
 systems and controls -
 single system

• Fully integrated work flow,
 underwriting & risk
 management system

• Combination of commercial
 models and in-house
 solutions to effectively
 control, monitor and
 analyze data
• Real-time portfolio
 simulation and analysis
• Marginal pricing
 analysis/underwriting

• Assess capital adequacy
 relative to internal risk
 tolerance and regulatory
 criteria
CUTTING EDGE ANALYTICS
Where technology meets underwriting

THE FLAGSTONE DIFFERENCE: DIVERSIFICATION
In our industry, security and protection is a key concern for clients. Diversification provides security and protection. At
Flagstone we diversify our business in several ways:
geographically, through multiple lines of business, and in our risk choices. In addition we also limit our zonal exposures to protect our balance sheet against potential loss from large
industry events.
As part of our diversification strategy, we continue to grow our business into attractive complementary lines of business. (Q4
2008 was an example of this strategy as we acquired Alliance
Re, and Marlborough Underwriting Agency Limited at Lloyd’s).
These strategic acquisitions further diversify our global portfolio and complement our current book of business. They also
provide us with local access and talent in growing and
attractive markets.
• Balanced portfolio with
 significant international
 exposures
  - 46% US, 54% International

• Limit on zonal exposures
 - 60% of capital

• Conservative methodology
 - 1 in 100 PML of $244m
 - 1 in 250 PML of $323m

• Strategic partnerships &
 acquisitions

• Multi-line reinsurance and
 insurance. Growing
 specialty lines and
 insurance

• Analyze large amounts of
 risk - selective on the risks
 we choose
DESIGN. BALANCE. PROTECT

THE FLAGSTONE DIFFERENCE: DIVERSIFICATION
GROSS PREMIUMS WRITTEN
BY GEOGRAPHIC AREA
For year ended 31st December 2008
GROSS PREMIUMS WRITTEN
BY LINE OF BUSINESS
For year ended 31st December 2008
North America
46%
$359,684
Europe
13.4%
$104,185
Worldwide Risks
19.6%
$153,442
Caribbean
11.3%
$88,482
Japan & Australasia
6.1%
$47,866
Other
3.6%
$28,230
Property Catastrophe
58.5%
$457,549
Property
12.1%
$94,706
Short-Tail Specialty &
Casualty
19.5%
$152,708
Insurance
9.9%
$76,926
GLOBALLY
DIVERSIFIED
MULTI-LINE

80%
70%
60%
50%
40%
30%
IPCR
RNR
MRH
AWH
FSR
VR
LRE
ENH
PRE
AXS
AHL
MXGL

90%
80%
70%
60%
50%
IPCR
FSR
VR
LRE
AHL
RNR
ENH
PRE
MRH
AXS
AWH
MXGL

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
MXGL
AWH
FSR
MRH
ENH
IPCR
LRE
AHL
VR
PRE
RNR
AXS

FLAGSTONE RE

PERFORMANCE: PEER ANALYSIS
Source:  Company reports
2008 | UNDERWRITING PROFITABILITY -
LOSS RATIO (as reported)
For the year, our loss ratio was 58.1%
producing underwriting profits of $73.4
million. This was achieved in one of the
worst years ever for natural catastrophes
and was without any material benefit of
releases from prior years reserves.
2008 | NET HURRICANE (Ike/Gustav) LOSSES
(millions of USD)
2008 | UNDERWRITING PROFITABILITY -
LOSS RATIO (ex releases)

6%
4%
2%
0%
-2%
-4%
-6%
-8%
AWH
FSR
AXS
LRE
AHL
ENH
RNR
MRH
VR
IPCR
PRE
MXGL

40%
30%
20%
10%
0%
-10%
-20%
-30%
VR
FSR
MXGL
ENH
AHL
PRE
AWH
AXS
RNR
MRH
IPCR
LRE

90%
80%
70%
60%
50%
40%
30%
20%
MXGL
FSR
RNR
AWH
MRH
IPCR
ENH
VR
LRE
AHL
PRE
AXS

FLAGSTONE RE

PERFORMANCE: PEER ANALYSIS
Source:  Company reports
2008 | DIVERSIFICATION & USE OF CAPITAL
Net Hurricane Losses to Cat Premiums
Our acceleration in premium growth in the
fourth quarter reflects the significant
business production we are seeing from our
global platform as well as firming prices but it
is important to note that it includes nothing
from our newest and largest acquisition -
Marlborough.
2008 | DILUTED BOOK VALUE (Ex investment
returns and dividends)
Change in DBV
2008 | GROWTH
Top-line growth (ex-RP)

THE CURRENT FSR OPPORTUNITY
In 2008 we significantly grew our business and capabilities
and have been able to capitalize on the difficulties being
experienced by some major market participants.  Our
conservative investment portfolio, global platform, and
preference for short-tail risks, position us to participate
fully in the attractive markets 2009 will present.
• Clean, conservative
 investment portfolio - 90%
 of assets in high grade
 fixed income

• No exposure to potential
 casualty problems: D&O,
 E&O, Financial
 institutions

• Hard market for short-tail
 property, property cat &
 specialty lines

• FSR restructures into
 Switzerland - domiciled
 company

• Profit from problems of
 others - XL, AIG, Swiss
 Re
• Significant book value
 discount
CLEAN. VALUE. OPPORTUNITY

THE CURRENT FSR OPPORTUNITY
FINANCIAL HIGHLIGHTS
As at Dec 31st, 2008
$ in thousands (except per share data)
Total Assets
$2,215,970
Long Term Debt
$262,575
Shareholder’s Equity
$986,013
Total Capital
$1,238,588
Debt/Capital
20.4%
Basic Book Value per Share
$11.61
Diluted Book Value per Share
$11.30
Gross Premiums Written
$781,889
Net Premiums Earned
$854,168
Loss Ratio
58.1%
Combined Ratio
89.4%

Flagstone Reinsurance Holdings Limited
Crawford House, 23 Church Street,
Hamilton, HM 11, Bermuda
www.flagstonere.com